Discontinued Operation and Disposal Groups Held for Sale - Schedule of Disposal Groups Classified as Held for Sale (Details) - Disposal Groups Classified as Held for Sale [Member] € in Thousands	Dec. 31, 2023 EUR (€)
Schedule of Disposal Groups Classified as Held for Sale [Line Items]
Trade payables	€ 39
Other payables	18
Lease liability	1,321
Long-term bank loans including current maturities	13,047
Deferred tax liabilities	2,717
Total	€ 17,142